UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

Commission file number 001-31617

BRISTOW GROUP INC.
(Exact name of registrant as specified in charter)

Delaware	72-0679819
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2103 City West Blvd., 4th Floor, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

None

Former name, former address and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
As previously disclosed by Bristow Group Inc. (the “Company”), the failure to file the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2018 would, if the Form 10-Q is not filed prior to the expiration of applicable grace periods, result in an event of default under certain of the Company’s loan agreements, unless waived or extended. As of March 15, 2019, the relevant parties to all such agreements which provided for the current or future right to accelerate such indebtedness on or prior to April 15, 2019 had waived any breach arising under such agreements to extend the grace period for filing the Form 10-Q until April 15, 2019, in each case subject to certain conditions. The Company continues to work towards filing its Form 10-Q as soon as possible.

PK Credit Agreement Waiver Letter
On March 14, 2019, the Company and Bristow Equipment Leasing Ltd. (the “PK Borrower”) entered into a waiver letter (the “PK Waiver Letter”) with PK AirFinance S.à r.l., as agent and security trustee (acting with the consent of PK Transportation Finance Ireland Limited, as sole lender), with respect to the term loan credit agreement dated as of July 17, 2017, among the PK Borrower, PK AirFinance S.à r.l., as agent and security trustee, PK Transportation Finance Ireland Limited, as lender, and the other lenders from time to time party thereto (as amended to date, the “PK Credit Agreement”).
Pursuant to the PK Waiver Letter, the PK Borrower and the Company (as guarantor of the PK Credit Agreement) received a waiver of the breach of Section 8.1 of the PK Credit Agreement arising from the Company’s and the PK Borrower’s failure to deliver unaudited quarterly financial statements of the Company and the PK Borrower for the period ended December 31, 2018 on or prior to February 14, 2019 (the “PK Delivery Covenant Breach”), and the sole lender and the agent under the PK Credit Agreement waived any Loan Default or Loan Event of Default (each as defined in the PK Credit Agreement) arising as a result of (a) the PK Delivery Covenant Breach or (b) a cross-default attributable to the breach of any other covenants in other indebtedness similar to Section 8.1 of the PK Credit Agreement.
The PK Waiver Letter is effective as of February 14, 2019 but is subject to the conditions that (i) the required financial statements are delivered on or prior to April 15, 2019 (which date shall not be subject to the 30-day grace period otherwise applicable to covenant breaches under Section 9.1(e) of the PK Credit Agreement) and (ii) the PK Borrower does not make any voluntary unscheduled prepayment of debt for borrowed money or enter into any modifications of any terms of such debt relating to principal, interest, maturity or collateral security prior to the delivery of the required financial statements.
Macquarie Credit Agreement Limited Waiver
On March 15, 2019, the Company and Bristow U.S. LLC (the “Macquarie Borrower”) entered into a limited waiver (the “Macquarie Limited Waiver”) with Macquarie Leasing Inc., as lender, and Macquarie Bank Limited, as administrative agent and security agent, with respect to the term loan credit agreement dated February 1, 2017 among the Macquarie Borrower, Macquarie Bank Limited, as administrative agent and security agent, and the lenders from time to time party thereto (as amended to date, the “Macquarie Credit Agreement”).
Pursuant to the Macquarie Limited Waiver, the Macquarie Borrower and the Company (as guarantor of the Macquarie Credit Agreement) received a waiver of the breach of Section 5.1 of the Macquarie Credit Agreement arising from the Company’s and the Macquarie Borrower’s failure to deliver unaudited quarterly financial statements of the Company and the Macquarie Borrower for the period ended December 31, 2018 on or prior to February 14, 2019 (the “Macquarie Delivery Covenant Breach”), and the lenders and the agent under the Macquarie Credit Agreement waived any Default or Event of Default (each as defined in the Macquarie Credit Agreement) arising as a result of (a) the Macquarie Delivery Covenant Breach or (b) any Default or Event of Default (each as defined in the Macquarie Credit Agreement) arising from the occurrence of any right to accelerate any other indebtedness as a result of (i) the Macquarie Delivery Covenant Breach (or similar breach under such indebtedness) or (ii) any cross-default provisions under such indebtedness; provided that such waiver is not a waiver of any Default or Event of Default arising as a result of the acceleration of the maturity of such other indebtedness resulting from breaches of any other covenants in such other indebtedness similar to Section 5.1 of the Macquarie Credit Agreement.
The Macquarie Limited Waiver is effective as of February 14, 2019 but is subject to the conditions that (i) the required financial statements are delivered on or prior to April 15, 2019 (which date shall not be subject to the 30-day grace period otherwise applicable to covenant breaches under Section 8.1(e) of the Macquarie Credit Agreement) and (ii) the Macquarie Borrower does not make any voluntary unscheduled prepayment of debt for borrowed money or enter into any modifications of any terms of such debt relating to principal, interest, maturity or collateral security prior to the delivery of the required financial statements.

The PK Waiver Letter and the Macquarie Limited Waiver contain other representations, warranties, covenants and conditions customary for agreements of this type. The foregoing descriptions of the PK Waiver Letter and the Macquarie Limited Waiver do not purport to be complete and are qualified in their entirety by reference to the PK Waiver Letter and the Macquarie Limited Waiver, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Waiver Letter to PK Credit Agreement.
10.2	Limited Waiver to Macquarie Credit Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: March 18, 2019	By:	/s/ Brian J. Allman
Brian J. Allman
Senior Vice President and Chief Financial Officer